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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                        Commission File Number 1-9601

     Date of Report (date of earliest event reported): September 7, 2004


                         K-V PHARMACEUTICAL COMPANY
           (Exact name of registrant as specified in its charter)


              DELAWARE                                43-0618919
   (State or other jurisdiction of       (I.R.S. Employer Identification No.)
   incorporation or organization)

        2503 SOUTH HANLEY ROAD
         ST. LOUIS, MISSOURI                            63144
(Address of principal executive offices)             (Zip Code)



                               (314) 645-6600
            (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       [ ] Written communications pursuant to Rule 425 under the Securities
           Act.
       [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
           Act.
       [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
       [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.


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                          SECTION 7 - REGULATION FD

ITEM 7.01         REGULATION FD DISCLOSURE

                  Attached and incorporated herein by reference as Exhibit
99.1 is a press release issued by K-V Pharmaceutical Company (the "Company") announcing that its Ther-Rx Corporation branded pharmaceutical subsidiary has launched PrimaCare(R)ONE, a proprietary line extension to Ther-Rx's PrimaCare(R) nutritional product. Attached and incorporated herein by reference as Exhibit 99.2 is a press release issued by the Company announcing the resolution of several legal matters. The information in this Form 8-K, including the exhibits attached hereto, is being furnished under Regulation FD and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The Company has posted this Form 8-K on its internet website at www.kvpharmaceutical.com.


                SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01(c)      EXHIBITS

         Exhibit 99.1      Press release, dated September 7, 2004
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         Exhibit 99.2      Press release, dated September 8, 2004
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                                 SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 8, 2004

                                       K-V PHARMACEUTICAL COMPANY


                                       By:      /s/ GERALD R. MITCHELL
                                          -------------------------------------
                                          Gerald R. Mitchell
                                          Vice President, Treasurer and
                                          Chief Financial Officer





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